UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2022 (February 3, 2022)

GROWTH CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39959	27-2447291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue, 16th Floor

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-895-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock and one-half of one Redeemable Warrant	GCACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	GCAC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	GCACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

As previously disclosed by Growth Capital Acquisition Corp., a Delaware corporation (“GCAC”), in its Current Report on Form 8-K that was filed on August 5, 2021 with the Securities and Exchange Commission (“SEC”), on August 4, 2021, GCAC entered into subscription agreements (as amended by the Subscription Agreement Amendment (as defined below), the “Subscription Agreements”) with the investors named therein (the “PIPE Investors”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Subscription Agreements.

On February 3, 2022, GCAC and the PIPE Investors entered into an Amendment to the Subscription Agreement (the “Subscription Agreement Amendment”) pursuant to which Section 5(iv) of the Subscription Agreement was amended to extend the term of the Subscription Agreement from six (6) months from the date of the Subscription Agreements to March 31, 2022.

The foregoing description of the Subscription Agreement Amendment is not complete and is qualified in its entirety by reference to the full text of the Subscription Agreement Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 9, 2022, GCAC held a special meeting of its stockholders (the “Special Meeting”), at which holders of 15,727,382 shares of common stock were present in person or by proxy, constituting a quorum for the transaction of business. Only stockholders of record as of the close of business on January 13, 2022, the record date for the Special Meeting, were entitled to vote at the Special Meeting. As of the record date, 21,562,500 shares of common stock, including 17,250,000 shares of Class A common stock and 4,312,500 shares of Class B common stock, were outstanding and entitled to vote at the Special Meeting. The proposals listed below are described in more detail in the proxy statement/consent solicitation statement/prospectus of GCAC, which was filed with the SEC on January 24, 2022 (the “Proxy Statement”), which is incorporated herein by reference.

The approval of the Business Combination Proposal, the Nasdaq Proposal, the Incentive Plan Proposal and the ESPP Proposal (each as defined in the Proxy Statement) required the affirmative vote of the holders of a majority of the shares of GCAC common stock cast by the stockholders represented in person (which would include presence at a virtual meeting) or by proxy and entitled to vote thereon at the Special Meeting. The approval of the Amended and Restated Charter Proposal required the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of a majority of the issued and outstanding shares of GCAC common stock and a majority of the issued and outstanding shares of GCAC Class A common stock as of January 13, 2022.

A summary of the final voting results at the Special Meeting is set forth below:

Proposal 1 – The Business Combination Proposal

GCAC’s stockholders approved Proposal 1 — the adoption and approval of the Business Combination Agreement, dated as of August 4, 2021 (as amended by the Amendment to the Business Combination Agreement, dated as of January 21, 2022, the “Business Combination Agreement”), by and among GCAC, GCAC Merger Sub Inc., a Delaware corporation and Cepton Technologies, Inc., a Delaware corporation (“Cepton”), and the transactions contemplated thereby (collectively, the “Business Combination”). The votes cast were as follows:

For	Against	Abstain
14,755,209	971,673	500

Proposal 2 – The Amended and Restated Charter Proposal

GCAC’s stockholders approved Proposal 2 — to approve the amendment and restatement, in connection with the closing of the Business Combination, of GCAC’s existing amended and restated certificate of incorporation by adopting the second amended and restated certificate of incorporation of GCAC. The votes cast were as follows:

Holders of GCAC common stock

For	Against	Abstain
14,757,416	969,966	0

Holders of GCAC Class A common stock

For	Against	Abstain
10,444,916	969,966	0

Proposal 3 – The Nasdaq Proposal

GCAC’s stockholders approved Proposal 3 — to approve, for purposes of complying with the applicable listing rules of the Nasdaq Stock Market the issuance of new shares pursuant to the Business Combination Agreement and the PIPE Subscription Agreements (as defined in the Proxy Statement). The votes cast were as follows:

For	Against	Abstain
14,757,689	969,693	0

Proposal 4 – The Incentive Plan Proposal

GCAC’s stockholders approved Proposal 4 — to approve and adopt the 2022 Equity Incentive Plan (the “Incentive Plan”), including the initial share reserve and automatic increases under the Incentive Plan. The votes cast were as follows:

For	Against	Abstain
13,983,480	1,618,902	125,000

Proposal 5 – The ESPP Proposal

GCAC’s stockholders approved Proposal 5 — to approve and adopt the Employee Stock Purchase Plan (the “ESPP”), including the authorization of the initial share reserve and automatic increases under the ESPP. The votes cast were as follows:

For	Against	Abstain
14,750,923	976,459	0

As there were sufficient votes at the time of the Special Meeting to approve each of the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to stockholders.

Following the consummation of the Business Combination, the common stock and warrants of Cepton, Inc. are expected to begin trading on the Nasdaq Capital Market under the symbols “CPTN” and “CPTNW,” respectively.

Item 7.01 Regulation FD Disclosure.

On February 9, 2022, GCAC issued a press release (the “Press Release”) announcing that GCAC’s stockholders voted to approve the previously announced proposed business combination at the Special Meeting.

A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Press Release is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements herein are “forward-looking statements” made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about Cepton and GCAC and the Business Combination, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the Business Combination , including the anticipated initial enterprise value and post-closing equity value, the benefits of the Business Combination, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Business Combination. Such forward-looking statements reflect Cepton’s or GCAC’s current expectations or beliefs concerning future events and actual events may differ materially from current expectations. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “designed to” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Any such forward-looking statements are subject to various risks and uncertainties, including (1) the success of Cepton’s strategic relationships, including with Cepton’s Tier 1 partners, none of which are exclusive; (2) the possibility that Cepton’s business or the combined company may be adversely affected by other economic, business, and/or competitive factors; (3) the risk that current trends in automotive and smart infrastructure markets decelerate or do not continue; (4) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of GCAC or Cepton is not obtained; (5) risks related to future market adoption of Cepton’s offerings; (6) the final terms of Cepton’s arrangement with its Tier 1 partner and, in turn, its Tier 1 partner's contract with the major global automotive OEM differing from Cepton's expectations, including with respect to volume and timing, or the arrangement can be terminated or may not materialize into a long-term contract partnership arrangement; (7) the ability of GCAC or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; (8) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by GCAC’s stockholders; (9) the ability of the combined company to meet the initial listing standards of The Nasdaq Stock Market upon consummation of the proposed business combination; (10) costs related to the proposed business combination; (11) expectations with respect to future operating and financial performance and growth, including when Cepton will generate positive cash flow from operations; (12) Cepton’s ability to raise funding on reasonable terms as necessary to develop its product in the timeframe contemplated by its business plan; (13) Cepton’s ability to execute its business plans and strategy; (14) the failure to satisfy the conditions to the consummation of the proposed business combination; and (15) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed business combination. If any of these risks materialize or any of GCAC’s or Cepton’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Cepton and GCAC do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You should carefully consider the risk factors and uncertainties described in “Risk Factors,” “GCAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Cepton’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Forward-Looking Statements” and the additional risks described in the Proxy Statement and other documents filed by Cepton and GCAC from time to time with the SEC.

Item 8.01 Other Events.

An aggregate of 15,589,540 shares of GCAC’s Class A common stock were presented for redemption in connection with the Special Meeting in exchange for a pro rata portion of the funds in the GCAC’s trust account (the “Trust Account”). As a result, approximately $155.9 million (or approximately $10.00 per share) will be released from the Trust Account to pay such holders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Amendment to Subscription Agreement, dated as of February 3, 2022, by and among Growth Capital Acquisition Corp., and the PIPE Investors.
99.1	Press Release of Growth Capital Acquisition Corp., dated February 9, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWTH CAPITAL ACQUISITION CORP.

	By:	/s/ George Syllantavos
		Name:	George Syllantavos
		Title:	Co-Chief Executive Officer

Dated: February 9, 2022

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